EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in her capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, her attorney, with full power of substitution and resubstitution, for such individual and in her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ Karen F. Andrews

Print Name:	Karen F. Andrews

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in her capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, her attorney, with full power of substitution and resubstitution, for such individual and in her name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ Stephanie H. Boyse

Print Name:	Stephanie H. Boyse

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ James D. Buhr

Print Name:	James D. Buhr

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ Kenneth W. Crawford

Print Name:	Kenneth W. Crawford

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ John H. Foss

Print Name:	John H. Foss

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ Norman G. Herbert

Print Name:	Norman G. Herbert

Title:	Director

Date:	July 31, 2014

EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his capacity as a director of United Bancorp, Inc. (the “Company”), does hereby appoint Robert K. Chapman, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the following post-effective amendments to the Company’s registration statements on Form S-8, and any and all amendments thereto, and to file the same, with all exhibits and related documents, with the Securities and Exchange Commission.

Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-175710)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-167460)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-162761)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144515)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-144514)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-125635)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-55680)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03305)
Post-Effective Amendment No. 1 to Form S-8 Registration Statement (No. 333-03317)

Signature:	/s/ James C. Lawson

Print Name:	James C. Lawson

Title:	Chairman of the Board

Date:	July 31, 2014